UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-10067
Eaton Vance Variable Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report June 30, 2010

EATON VANCE VT FLOATING-RATE INCOME FUND

Semiannual Report June 30, 2010
EATON VANCE VT FLOATING-RATE INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

INVESTMENT UPDATE
Economic and Market Conditions

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager

Andrew N. Sveen, CFA
Co-Portfolio Manager
•	The U.S. economy entered 2010 on relatively strong footing, with an annual growth rate of 5.6% in the fourth quarter of 2009 and a surge in corporate profits. Then, first-quarter gross domestic product (GDP) growth came in at an annualized 2.7% (revised down from 3%), and the preliminary estimate of second-quarter growth was reported at 2.4% (annualized). Credit spreads, which had tightened steadily as investors began to take on more risk, reversed course in the second quarter on mounting concerns about the global impact of the expanding European sovereign debt crisis. The flight-to-quality switch was evident by a run-up in the price of the benchmark 10-year U.S. Treasury Note and a decline in its yield to 2.96% as of June 30, 2010—its lowest level since April 2009.

•	In the second quarter, the European Union, European Central Bank and the International Monetary Fund announced a near $1 trillion bailout package, akin to the accommodative U.S. monetary policy, to contain the festering European sovereign debt and possible European banking crises. In the U.S., nonfarm payrolls rose by 431,000 in May, according to the U.S. Department of Labor, but actually fell slightly in the month when adjusted for job gains from census and temporary employment. Following two months of tax-incentive-driven increases, new home sales dropped a record 32.7% in May to a 300,000 unit annual rate, the lowest ever. Inflation remained benign, with “headline” inflation increasing 2.0% year-over-year through May, and year-over-year “core” inflation (which excludes volatile food and energy prices) dropping to 0.9%. Finally, to no one’s surprise, the U.S. Federal Reserve (the Fed) left the federal funds rate unchanged in a range of 0.00% to 0.25%.
Management Discussion
•	The investment objective of Eaton Vance VT Floating- Rate Income Fund (the Fund) is to provide a high level of current income. To do so, the Fund invests primarily in senior floating-rate loans (Senior Loans). The Fund normally invests at least 80% of its net assets in income-producing floating-rate loans and other floating-rate debt securities.

•	During the period, the Fund’s net asset value (NAV) increased from $9.05 on December 31, 2009, to $9.20 on June 30, 2010. Along with its distributions, the Fund’s total return of 3.56% outpaced that of its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 3.34% for the period. The Fund is generally positioned more conservatively than the Index and, therefore, realized a slightly higher return as riskier assets generally declined during the last two months of the period.

Total Return Performance
12/31/09 – 6/30/10

Eaton Vance VT Floating-Rate Income Fund[2]	3.56%

S&P/LSTA Leveraged Loan Index[1]	3.34
See page 3 for more performance information.

[1]	It is not possible to invest directly in an index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

[2]	Six-month returns are cumulative. There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

INVESTMENT UPDATE
•	The Fund distributed $0.172 per share in dividend income for the six-month period. The Fed’s policy continued to sustain short-term interest rates at historic lows. This had a negative impact on the portfolio’s investment income as the Fund invests largely in floating-rate loans, which pay less in a low interest rate environment. Based on a $9.20 NAV per share as of June 30, 2010, and its last monthly distribution in the period, the Fund had a distribution rate of 3.92% and an SEC yield of 3.55%.[1] The distribution rate decreased from 4.34% as of December 31, 2009, as the portfolio provided lower income, while the market value of the investments increased.

•	As of June 30, 2010, the Fund’s investments included Senior Loans to 250 borrowers spanning 36 industries, with an average loan size of 0.36% of total investments, and no industry constituting more than 8.6% of total investments. Health care, business equipment and services, and leisure goods/activities/movies were the top three industry weightings.

[1]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized gains and return of capital. The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.
Portfolio Composition

Top 10 Holdings[2]
By total investments

Nielsen Finance, LLC	1.3%
Six Flags Theme Parks, Inc.	1.2
Smurfit-Stone Container Corp.	1.1
HCA, Inc.	1.1
SunGard Data Systems, Inc.	1.1
West Corp.	1.0
Aramark Corp.	1.0
Health Management Association, Inc.	1.0
Brenntag Holding GmbH and Co. KG	1.0
Intelsat Corp.	1.0

[2]	Top 10 Holdings represented 10.8% of the Fund’s total investments as of 6/30/10.

Top Five Industries[3]
By total investments

Health Care	8.6%
Business Equipment and Services	8.0
Leisure Goods/Activities/Movies	6.2
Publishing	5.4
Chemicals and Plastics	5.2

[3]	Industries are shown as a percentage of the Fund’s total investments as of 6/30/10.

Credit Quality Ratings for Total Loan Investments[4]
By total loan investments

Baa	3.3%
Ba	46.5
B	41.7
Ca	0.5
Caa	2.3
Defautled	1.2
Non-Rated	4.5

[4]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

FUND PERFORMANCE
Performance1

Average Annual Total Return (at net asset value)

Six Months	3.56%
One Year	13.32
Five Years	3.59
Life of Fund†	2.93

†	Inception date: 5/2/01

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

Total Annual
Operating Expenses[2]

Expense Ratio	1.15%

[2]	Source: Prospectus dated 5/1/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 – June 30, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Floating-Rate Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/10)	(6/30/10)	(1/1/10 – 6/30/10)

Actual
	$1,000.00	$1,035.60	$5.70

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,019.20	$5.66

*	Expenses are equal to the Fund’s annualized expense ratio of 1.13% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009. Expenses shown do not include insurance-related charges.

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior Floating-Rate Interests — 93.2%(1)

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Aerospace and Defense — 2.8%

Booz Allen Hamilton, Inc.
$821	Term Loan, 6.00%, Maturing July 31, 2015	$820,978

DAE Aviation Holdings, Inc.
493	Term Loan, Maturing July 31, 2014(2)	446,381
507	Term Loan, Maturing July 31, 2014(2)	458,619
Evergreen International Aviation
2,231	Term Loan, 10.50%, Maturing October 31, 2011(3)	2,095,945
Hawker Beechcraft Acquisition
132	Term Loan, Maturing March 26, 2014(2)	107,290
1,868	Term Loan, Maturing March 26, 2014(2)	1,514,932
Hexcel Corp.
383	Term Loan, 6.50%, Maturing May 21, 2014	386,227
International Lease Finance Co.
1,000	Term Loan, Maturing March 17, 2015(2)	988,929
TransDigm, Inc.
2,225	Term Loan, 2.54%, Maturing June 23, 2013	2,158,946
Wesco Aircraft Hardware Corp.
1,321	Term Loan, 2.60%, Maturing September 29, 2013	1,264,499

		$10,242,746

Air Transport — 0.7%

Delta Air Lines, Inc.
$1,949	Term Loan, 2.22%, Maturing April 30, 2012	$1,866,345
679	Term Loan - Second Lien, 3.55%, Maturing April 30, 2014	608,554

		$2,474,899

Automotive — 5.0%

Accuride Corp.
$2,098	Term Loan, 9.75%, Maturing June 28, 2013	$2,099,569
Adesa, Inc.
1,350	Term Loan, 3.10%, Maturing October 18, 2013	1,281,554
Allison Transmission, Inc.
1,397	Term Loan, 3.10%, Maturing August 7, 2014	1,276,184
Autotrader.com, Inc.
450	Term Loan, Maturing June 14, 2016(2)	450,844
Dayco Products, LLC
491	Term Loan, 10.00%, Maturing November 12, 2012	491,189
981	Term Loan, 10.00%, Maturing November 12, 2012	981,151
338	Term Loan, 10.50%, Maturing May 13, 2014	338,035
50	Term Loan, 12.50%, Maturing November 13, 2014(3)	40,492
Dollar Thrifty Automotive Group, Inc.
368	Term Loan, 2.85%, Maturing June 15, 2014	361,375
Federal-Mogul Corp.
662	Term Loan, Maturing December 29, 2014(2)	578,564
2,490	Term Loan, 2.29%, Maturing December 28, 2015	2,175,517
Ford Motor Co.
2,066	Term Loan, 3.33%, Maturing December 16, 2013	1,956,348
Goodyear Tire & Rubber Co.
3,025	Term Loan - Second Lien, 2.24%, Maturing April 30, 2014	2,795,605
Keystone Automotive Operations, Inc.
941	Term Loan, 3.97%, Maturing January 12, 2012	778,741
LKQ Corp.
613	Term Loan, 2.60%, Maturing October 12, 2013	610,407
Tenneco Automotive, Inc.
525	Term Loan, 5.35%, Maturing March 17, 2014	522,375
TriMas Corp.
571	Term Loan, 6.00%, Maturing August 2, 2011	563,932
United Components, Inc.
874	Term Loan, 2.37%, Maturing June 29, 2012	832,449

		$18,134,331

Beverage and Tobacco — 0.5%

Constellation Brands, Inc.
$354	Term Loan, 1.88%, Maturing June 5, 2013	$344,758
175	Term Loan, 3.13%, Maturing June 5, 2015	171,717
Michael Foods, Inc.
350	Term Loan, Maturing June 29, 2016(2)	343,000
Van Houtte, Inc.
116	Term Loan, 3.09%, Maturing July 19, 2014	113,342
854	Term Loan, 3.09%, Maturing July 19, 2014	831,177

		$1,803,994

Building and Development — 1.7%

AIMCO Properties, L.P.
$77	Term Loan, 1.85%, Maturing March 23, 2011	$75,414
Building Materials Corp. of America
1,995	Term Loan, 3.13%, Maturing February 24, 2014	1,924,676
Contech Construction Products
735	Term Loan, 2.35%, Maturing January 31, 2013	573,540
NCI Building Systems, Inc.
87	Term Loan, 8.00%, Maturing April 18, 2014	85,300
Re/Max International, Inc.
2,219	Term Loan, 6.00%, Maturing March 11, 2016	2,216,663
South Edge, LLC
1,750	Term Loan, 0.00%, Maturing October 31, 2009(4)	743,750

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Building and Development (continued)

Standard Pacific Corp.
$450	Term Loan, 2.19%, Maturing May 5, 2013	$398,250

		$6,017,593

Business Equipment and Services — 8.2%

Activant Solutions, Inc.
$897	Term Loan, 2.31%, Maturing May 2, 2013	$842,350
Allied Barton Security Service
879	Term Loan, 6.75%, Maturing February 18, 2015	881,952
Dealer Computer Services, Inc.
1,000	Term Loan, Maturing April 21, 2017(2)	991,458
Education Management, LLC
1,000	Term Loan, Maturing June 3, 2013(2)	924,844
Euronet Worldwide, Inc.
853	Term Loan, 2.47%, Maturing April 4, 2014	817,067
Info USA, Inc.
400	Term Loan, 4.00%, Maturing February 14, 2012	398,172
Information Resources, Inc.
535	Term Loan, 3.48%, Maturing May 16, 2014	511,150
Intergraph Corp.
1,000	Term Loan - Second Lien, 10.25%, Maturing November 29, 2014	1,002,083
Language Line, Inc.
1,995	Term Loan, 5.50%, Maturing November 4, 2015	1,971,297
NE Customer Service
3,003	Term Loan, 6.00%, Maturing March 5, 2016	2,952,335
Protection One Alarm Monitor, Inc.
800	Term Loan, 6.00%, Maturing May 16, 2016	789,000
Sabre, Inc.
2,598	Term Loan, 2.34%, Maturing September 30, 2014	2,315,096
Safenet, Inc.
728	Term Loan, 2.85%, Maturing April 12, 2014	684,759
Serena Software, Inc.
1,648	Term Loan, 2.54%, Maturing March 10, 2013	1,563,592
SunGard Data Systems, Inc.
400	Term Loan, 2.10%, Maturing February 28, 2014	377,624
663	Term Loan, 6.75%, Maturing February 28, 2014	664,490
3,070	Term Loan, 4.00%, Maturing February 26, 2016	2,938,495
Trans Union, LLC
1,875	Term Loan, 6.75%, Maturing June 15, 2017	1,888,359
Transaction Network Service, Inc.
954	Term Loan, 6.00%, Maturing November 18, 2015	956,223
Travelport, LLC
2,381	Term Loan, 2.81%, Maturing August 23, 2013	2,234,264
URS Corp.
279	Term Loan, 2.54%, Maturing May 15, 2013	277,411
West Corp.
1,485	Term Loan, 2.75%, Maturing October 24, 2013	1,382,826
2,627	Term Loan, 4.25%, Maturing July 15, 2016	2,490,513

		$29,855,360

Cable and Satellite Television — 4.9%

Atlantic Broadband Finance, LLC
$13	Term Loan, 2.79%, Maturing September 1, 2011	$12,663
345	Term Loan, 6.75%, Maturing May 31, 2013	340,758
Bresnan Broadband Holdings, LLC
1,858	Term Loan, 2.39%, Maturing March 29, 2014	1,845,230
Cequel Communications, LLC
2,524	Term Loan, 2.29%, Maturing November 5, 2013	2,406,971
Charter Communications Operating, Inc.
3,491	Term Loan, 2.35%, Maturing March 6, 2014	3,244,521
CSC Holdings, Inc.
992	Term Loan, 2.10%, Maturing March 29, 2016	963,856
2,361	Term Loan, 2.10%, Maturing March 29, 2016	2,269,431
Insight Midwest Holdings, LLC
2,313	Term Loan, 2.07%, Maturing April 7, 2014	2,177,797
MCC Iowa, LLC
1,950	Term Loan, 2.08%, Maturing January 31, 2015	1,803,002
UPC Broadband Holding B.V.
3,100	Term Loan, 3.93%, Maturing December 30, 2016	2,907,637

		$17,971,866

Chemicals and Plastics — 5.3%

Arizona Chemical, Inc.
$835	Term Loan, 2.54%, Maturing February 28, 2013	$795,659
Brenntag Holding GmbH and Co. KG
266	Term Loan, 4.07%, Maturing January 20, 2014	263,790
2,477	Term Loan, 4.08%, Maturing January 20, 2014	2,452,283
1,000	Term Loan - Second Lien, 6.47%, Maturing July 7, 2015	990,000
Celanese Holdings, LLC
2,533	Term Loan, 2.04%, Maturing April 2, 2014	2,405,957
Cognis GmbH
975	Term Loan, 2.54%, Maturing September 16, 2013	962,000
Hexion Specialty Chemicals, Inc.
501	Term Loan, 2.25%, Maturing May 5, 2013	436,054
806	Term Loan, 4.13%, Maturing May 5, 2015	733,551
0	Term Loan, 4.31%, Maturing May 5, 2015(5)	82
485	Term Loan, 4.31%, Maturing May 5, 2015	434,075

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Huish Detergents, Inc.
$582	Term Loan, 2.10%, Maturing April 26, 2014	$556,392
1,000	Term Loan - Second Lien, 4.61%, Maturing October 26, 2014	971,667
Huntsman International, LLC
1,526	Term Loan, 2.11%, Maturing April 21, 2014	1,428,109
INEOS Group
1,294	Term Loan, 7.50%, Maturing December 16, 2013	1,242,357
1,294	Term Loan, 8.00%, Maturing December 16, 2014	1,243,975
ISP Chemco, Inc.
1,320	Term Loan, 2.13%, Maturing June 4, 2014	1,239,873
Lyondell Chemical Co.
1,150	Term Loan, 5.50%, Maturing April 8, 2016	1,156,817
Millenium Inorganic Chemicals
775	Term Loan, 2.78%, Maturing May 15, 2014	714,437
Nalco Co.
718	Term Loan, 6.50%, Maturing May 13, 2016	719,171
Styron S.A.R.L.
725	Term Loan, 7.50%, Maturing June 17, 2016	724,396

		$19,470,645

Conglomerates — 1.6%

Doncasters (Dunde HoldCo 4 Ltd.)
$622	Term Loan, 4.35%, Maturing July 13, 2015	$535,436
622	Term Loan, 4.85%, Maturing July 13, 2015	535,436
Gentek Holding, LLC
488	Term Loan, 7.00%, Maturing October 29, 2014	489,003
Manitowoc Company, Inc. (The)
2,628	Term Loan, 8.00%, Maturing November 6, 2014	2,626,571
RBS Global, Inc.
1,660	Term Loan, 2.63%, Maturing July 19, 2013	1,569,098
US Investigations Services, Inc.
240	Term Loan, 3.54%, Maturing February 21, 2015	212,075

		$5,967,619

Containers and Glass Products — 4.1%

Berry Plastics Corp.
$1,836	Term Loan, 2.35%, Maturing April 3, 2015	$1,627,519
Consolidated Container Co.
684	Term Loan, 2.63%, Maturing March 28, 2014	626,873
Crown Americas, Inc.
206	Term Loan, 2.10%, Maturing November 15, 2012	202,481
Graham Packaging Holdings Co.
2,214	Term Loan, 6.75%, Maturing April 5, 2014	2,226,415
Graphic Packaging International, Inc.
2,612	Term Loan, 2.30%, Maturing May 16, 2014	2,478,243
JSG Acquisitions
126	Term Loan, 3.67%, Maturing December 31, 2014	122,503
126	Term Loan, 3.92%, Maturing December 31, 2014	122,503
Kranson Industries, Inc.
265	Term Loan, 2.60%, Maturing July 31, 2013	252,952
Owens-Brockway Glass Container
403	Term Loan, 1.85%, Maturing June 14, 2013	398,157
Reynolds Group Holdings, Inc.
2,000	Term Loan, 6.25%, Maturing May 5, 2016	1,991,000
Smurfit-Stone Container Corp.
4,150	Term Loan, 6.75%, Maturing February 22, 2016	4,150,000
Tegrant Holding Corp.
968	Term Loan, 3.79%, Maturing March 8, 2013	851,400

		$15,050,046

Cosmetics / Toiletries — 0.9%

Bausch & Lomb, Inc.
$1,883	Term Loan, 3.65%, Maturing April 24, 2015	$1,777,263
Prestige Brands, Inc.
1,446	Term Loan, 4.75%, Maturing March 24, 2016	1,442,759

		$3,220,022

Drugs — 0.7%

Graceway Pharmaceuticals, LLC
$1,278	Term Loan, 3.10%, Maturing May 3, 2012	$1,053,613
Pharmaceutical Holdings Corp.
65	Term Loan, 3.60%, Maturing January 30, 2012	63,688
Royal Pharma Finance Trust
471	Term Loan, 2.78%, Maturing April 16, 2013	462,044
Warner Chilcott Corp.
1,080	Term Loan, 5.50%, Maturing October 30, 2014	1,079,495

		$2,658,840

Ecological Services and Equipment — 0.2%

Synagro Technologies, Inc.
$728	Term Loan, 2.35%, Maturing April 2, 2014	$629,288

		$629,288

Electronics / Electrical — 2.0%

Aspect Software, Inc.
$1,476	Term Loan, 6.25%, Maturing April 19, 2016	1,449,235

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Electronics / Electrical (continued)

Baldor Electric Co.
$653	Term Loan, 5.25%, Maturing January 31, 2014	$652,714
Fairchild Semiconductor Corp.
551	Term Loan, 1.88%, Maturing June 26, 2013	533,450
Freescale Semiconductor, Inc.
1,398	Term Loan, 4.60%, Maturing December 1, 2016	1,230,332
Infor Enterprise Solutions Holdings
743	Term Loan, 6.10%, Maturing July 28, 2015	693,696
Sensata Technologies Finance Co.
1,492	Term Loan, 2.08%, Maturing April 26, 2013	1,397,067
Spectrum Brands, Inc.
1,450	Term Loan, 8.00%, Maturing June 16, 2016	1,455,136

		$7,411,630

Equipment Leasing — 0.3%

AWAS Capital, Inc.
$1,324	Term Loan, 2.31%, Maturing March 22, 2013	$1,239,717

		$1,239,717

Farming / Agriculture — 0.6%

CF Industries, Inc.
$2,179	Term Loan, 4.50%, Maturing April 6, 2015	$2,184,428

		$2,184,428

Financial Intermediaries — 1.6%

E.A. Viner International Co.
$252	Term Loan, 5.04%, Maturing July 31, 2013	$241,946
First Data Corp.
1,000	Term Loan, Maturing September 24, 2014(2)	843,472
LPL Holdings, Inc.
615	Term Loan, 2.22%, Maturing June 28, 2013	587,048
1,935	Term Loan, 4.25%, Maturing June 25, 2015	1,867,211
Nuveen Investments, Inc.
1,440	Term Loan, 3.45%, Maturing November 13, 2014	1,213,670
Oxford Acquisition III, Ltd.
765	Term Loan, 2.06%, Maturing May 12, 2014	674,901
RJO Holdings Corp. (RJ O’Brien)
482	Term Loan, 5.40%, Maturing July 12, 2014(3)	327,557

		$5,755,805

Food Products — 2.3%

Acosta, Inc.
$2,851	Term Loan, 2.60%, Maturing July 28, 2013	$2,697,275
Advance Food Company, Inc.
15	Term Loan, 2.10%, Maturing March 16, 2014	13,943
169	Term Loan, 2.10%, Maturing March 16, 2014	161,428
Dean Foods Co.
2,182	Term Loan, 1.92%, Maturing April 2, 2014	2,033,559
Dole Food Company, Inc.
839	Term Loan, 8.09%, Maturing August 30, 2010	839,344
704	Term Loan, 5.04%, Maturing March 2, 2017	704,241
Pinnacle Foods Finance, LLC
2,046	Term Loan, 2.85%, Maturing April 2, 2014	1,922,101

		$8,371,891

Food Service — 2.8%

AFC Enterprises, Inc.
$449	Term Loan, 7.00%, Maturing May 11, 2013	$448,396
Aramark Corp.
48	Term Loan, 2.07%, Maturing January 27, 2014	45,178
998	Term Loan, 2.41%, Maturing January 27, 2014	934,199
185	Term Loan, 3.45%, Maturing July 26, 2016	178,300
2,816	Term Loan, 3.78%, Maturing July 26, 2016	2,711,166
Buffets, Inc.
102	Term Loan, 7.53%, Maturing April 22, 2015(3)	79,164
CBRL Group, Inc.
145	Term Loan, 1.85%, Maturing April 29, 2013	140,814
Denny’s, Inc.
100	Term Loan, 2.35%, Maturing March 31, 2012	99,375
217	Term Loan, 2.48%, Maturing March 31, 2012	215,313
JRD Holdings, Inc.
2,188	Term Loan, 2.60%, Maturing July 2, 2014	2,110,942
NPC International, Inc.
745	Term Loan, 2.10%, Maturing May 3, 2013	714,440
OSI Restaurant Partners, LLC
159	Term Loan, 2.81%, Maturing June 14, 2013	137,471
1,612	Term Loan, 2.88%, Maturing June 14, 2014	1,392,474
Weight Watchers International, Inc.
965	Term Loan, 2.06%, Maturing January 26, 2014	943,629

		$10,150,861

Food / Drug Retailers — 2.8%

General Nutrition Centers, Inc.
$2,555	Term Loan, 2.61%, Maturing September 16, 2013	$2,405,717
Krispy Kreme Doughnut Corp.
190	Term Loan, 10.75%, Maturing February 16, 2014	185,373
Pantry, Inc. (The)
567	Term Loan, 2.10%, Maturing May 15, 2014	543,324

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Food / Drug Retailers (continued)

Rite Aid Corp.
$3,998	Term Loan, 2.10%, Maturing June 4, 2014	$3,457,548
Roundy’s Supermarkets, Inc.
875	Term Loan, 3.93%, Maturing November 3, 2011	873,682
2,586	Term Loan, 7.00%, Maturing November 3, 2013	2,575,780

		$10,041,424

Forest Products — 0.8%

Georgia-Pacific Corp.
$2,997	Term Loan, 2.54%, Maturing December 21, 2012	$2,904,057

		$2,904,057

Health Care — 8.8%

American Medical Systems
$134	Term Loan, 2.63%, Maturing July 20, 2012	$130,977
Aveta Holdings, LLC
584	Term Loan, 8.00%, Maturing April 14, 2015	566,328
584	Term Loan, 8.00%, Maturing April 14, 2015	566,328
Biomet, Inc.
3,048	Term Loan, 3.51%, Maturing March 25, 2015	2,936,501
Bright Horizons Family Solutions, Inc.
784	Term Loan, 7.50%, Maturing May 28, 2015	784,981
Cardinal Health 409, Inc.
2,316	Term Loan, 2.60%, Maturing April 10, 2014	2,088,822
Community Health Systems, Inc.
3,459	Term Loan, 2.79%, Maturing July 25, 2014	3,234,759
Concentra, Inc.
448	Term Loan, 2.79%, Maturing June 25, 2014	417,772
ConMed Corp.
653	Term Loan, 1.85%, Maturing April 12, 2013	601,016
CRC Health Corp.
0	Term Loan, 2.78%, Maturing February 6, 2013(5)	5
743	Term Loan, 2.78%, Maturing February 6, 2013	687,422
Fenwal, Inc.
145	Term Loan, 2.79%, Maturing February 28, 2014	125,888
847	Term Loan, 2.79%, Maturing February 28, 2014	734,453
Hanger Orthopedic Group, Inc.
299	Term Loan, 2.35%, Maturing May 28, 2013	290,828
HCA, Inc.
4,272	Term Loan, 3.78%, Maturing March 31, 2017	4,091,914
Health Management Association, Inc.
4,017	Term Loan, 2.28%, Maturing February 28, 2014	3,746,299
HealthSouth Corp.
600	Term Loan, 2.85%, Maturing March 10, 2013	570,000
2,059	Term Loan, 4.29%, Maturing September 10, 2015	2,032,313
IMS Health, Inc.
1,000	Term Loan, Maturing February 26, 2016(2)	994,896
Mylan, Inc.
1,528	Term Loan, 3.75%, Maturing October 2, 2014	1,519,117
National Mentor Holdings, Inc.
106	Term Loan, 2.30%, Maturing June 29, 2013	95,098
1,627	Term Loan, 2.54%, Maturing June 29, 2013	1,464,339
National Renal Institutes, Inc.
200	Term Loan, 9.00%, Maturing March 31, 2013	195,360
Physiotherapy Associates, Inc.
462	Term Loan, 7.50%, Maturing June 27, 2013	364,798
ReAble Therapeutics Finance, LLC
1,846	Term Loan, 2.43%, Maturing November 16, 2013	1,777,066
Select Medical Holdings Corp.
523	Term Loan, 4.23%, Maturing August 22, 2014	506,348
Sunrise Medical Holdings, Inc.
419	Term Loan, 8.25%, Maturing May 13, 2014	388,034
VWR Funding, Inc.
1,273	Term Loan, 2.85%, Maturing June 30, 2014	1,184,779

		$32,096,441

Home Furnishings — 0.4%

Hunter Fan Co.
$258	Term Loan, 2.85%, Maturing April 16, 2014	$231,529
National Bedding Co., LLC
1,291	Term Loan - Second Lien, 5.31%, Maturing February 28, 2014	1,190,841
Oreck Corp.
93	Term Loan - Second Lien, 4.04%, Maturing March 19, 2016(6)	74,376

		$1,496,746

Industrial Equipment — 2.3%

Brand Energy and Infrastructure Services, Inc.
$507	Term Loan, 3.80%, Maturing February 7, 2014	$469,581
Bucyrus International, Inc.
486	Term Loan, 3.36%, Maturing May 4, 2014	485,034
CEVA Group PLC U.S.
728	Term Loan, 3.35%, Maturing November 4, 2013	635,985
485	Term Loan, 3.53%, Maturing November 4, 2013	423,018
Flowserve Corp.
225	Term Loan, 2.06%, Maturing August 10, 2012	223,704
Gleason Corp.
512	Term Loan, 2.15%, Maturing June 30, 2013	473,442
Itron, Inc.
187	Term Loan, 3.85%, Maturing April 18, 2014	186,885

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Industrial Equipment (continued)

Jason, Inc.
$264	Term Loan, 7.00%, Maturing July 30, 2010	$197,736
John Maneely Co.
2,543	Term Loan, 3.55%, Maturing December 9, 2013	2,403,687
Kinetek Acquisition Corp.
46	Term Loan, 3.20%, Maturing November 11, 2013	39,246
450	Term Loan, 3.25%, Maturing November 11, 2013	384,290
LN Acquisitions Corp.
123	Term Loan, 3.60%, Maturing July 11, 2014	116,237
318	Term Loan, 3.60%, Maturing July 11, 2014	301,639
Polypore, Inc.
2,075	Term Loan, 2.35%, Maturing July 3, 2014	1,991,702

		$8,332,186

Insurance — 2.0%

Conseco, Inc.
$1,000	Term Loan, 7.50%, Maturing October 10, 2013	$969,063
Crawford & Company
827	Term Loan, 5.25%, Maturing October 30, 2013	810,833
Crump Group, Inc.
499	Term Loan, 3.35%, Maturing August 1, 2014	466,690
Hub International Holdings, Inc.
641	Term Loan, 3.03%, Maturing June 13, 2014	573,375
1,454	Term Loan, 3.03%, Maturing June 13, 2014	1,301,377
868	Term Loan, 6.75%, Maturing June 13, 2014	833,700
U.S.I. Holdings Corp.
1,445	Term Loan, 3.29%, Maturing May 5, 2014	1,316,101
993	Term Loan, 7.00%, Maturing May 5, 2014	962,725

		$7,233,864

Leisure Goods / Activities / Movies — 6.4%

AMC Entertainment, Inc.
$2,046	Term Loan, 2.10%, Maturing January 28, 2013	$1,957,987
AMF Bowling Worldwide, Inc.
461	Term Loan, 2.85%, Maturing June 8, 2013	394,545
Butterfly Wendel US, Inc.
423	Term Loan, 3.87%, Maturing June 23, 2014	360,762
577	Term Loan, 4.12%, Maturing June 22, 2015	492,238
Carmike Cinemas, Inc.
2,086	Term Loan, 5.50%, Maturing January 27, 2016	2,075,514
Cedar Fair, L.P.
813	Term Loan, 2.35%, Maturing August 30, 2012	800,576
2,234	Term Loan, 4.35%, Maturing August 30, 2014	2,214,188
Cinemark, Inc.
2,936	Term Loan, 3.59%, Maturing April 29, 2016	2,859,616
Fender Musical Instruments Corp.
615	Term Loan, 2.61%, Maturing June 9, 2014	547,173
Regal Cinemas Corp.
3,009	Term Loan, 4.03%, Maturing November 21, 2016	2,947,887
Revolution Studios Distribution Co., LLC
540	Term Loan, 4.10%, Maturing December 21, 2014	464,775
Six Flags Theme Parks, Inc.
4,550	Term Loan, 6.00%, Maturing June 30, 2016	4,518,700
Universal City Development Partners, Ltd.
1,935	Term Loan, 5.50%, Maturing November 6, 2014	1,931,224
Zuffa, LLC
1,731	Term Loan, 2.44%, Maturing June 22, 2015	1,639,373

		$23,204,558

Lodging and Casinos — 2.5%

Ameristar Casinos, Inc.
$717	Term Loan, 3.56%, Maturing November 10, 2012	$713,560
Harrah’s Operating Co.
1,417	Term Loan, 3.32%, Maturing January 28, 2015	1,181,532
Herbst Gaming, Inc.
70	Term Loan, 0.00%, Maturing December 2, 2011(7)	44,007
1,647	Term Loan, 0.00%, Maturing December 2, 2011(7)	1,041,906
Isle of Capri Casinos, Inc.
482	Term Loan, 5.00%, Maturing November 25, 2013	453,150
577	Term Loan, 5.00%, Maturing November 25, 2013	542,477
1,444	Term Loan, 5.00%, Maturing November 25, 2013	1,356,190
New World Gaming Partners, Ltd.
737	Term Loan, 4.79%, Maturing September 30, 2014	698,803
149	Term Loan, 6.78%, Maturing September 30, 2014	141,539
Tropicana Entertainment, Inc.
372	Term Loan, 15.00%, Maturing December 29, 2012	408,487
Venetian Casino Resort/Las Vegas Sands, Inc.
1,982	Term Loan, 2.10%, Maturing May 23, 2014	1,757,204
VML US Finance, LLC
69	Term Loan, 5.04%, Maturing May 25, 2012	67,370
138	Term Loan, 5.04%, Maturing May 27, 2013	134,741
746	Term Loan, 5.04%, Maturing May 27, 2013	728,295

		$9,269,261

Nonferrous Metals / Minerals — 1.0%

Noranda Aluminum Acquisition
$792	Term Loan, 2.54%, Maturing May 18, 2014	$726,952
Oxbow Carbon and Mineral Holdings
2,034	Term Loan, 2.53%, Maturing May 8, 2014	1,924,952

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Nonferrous Metals / Minerals (continued)

Tube City IMS Corp.
$863	Term Loan, 2.60%, Maturing January 25, 2014	$799,626
108	Term Loan, 2.78%, Maturing January 25, 2014	100,180

		$3,551,710

Oil and Gas — 4.2%

Atlas Pipeline Partners, L.P.
$2,649	Term Loan, 6.75%, Maturing July 27, 2014	$2,637,836
Big West Oil, LLC
543	Term Loan, 4.50%, Maturing May 15, 2014	538,316
683	Term Loan, 4.50%, Maturing May 15, 2014	676,740
Citgo Petroleum Corp.
275	Term Loan, Maturing June 24, 2015(2)	270,016
1,250	Term Loan, Maturing June 15, 2017(2)	1,243,125
Dynegy Holdings, Inc.
155	Term Loan, 4.10%, Maturing April 2, 2013	145,600
2,553	Term Loan, 4.10%, Maturing April 2, 2013	2,390,933
Energy Transfer Equity, L.P.
900	Term Loan, 2.10%, Maturing November 1, 2012	876,295
Enterprise GP Holdings, L.P.
784	Term Loan, 2.57%, Maturing November 8, 2014	758,520
Hercules Offshore, Inc.
2,178	Term Loan, 6.00%, Maturing July 11, 2013	1,907,958
Precision Drilling Corp.
878	Term Loan, 4.57%, Maturing December 23, 2013	864,489
Targa Resources, Inc.
2,236	Term Loan, 5.75%, Maturing July 5, 2016	2,236,355
Volnay Acquisition Co.
927	Term Loan, 3.55%, Maturing January 12, 2014	904,984

		$15,451,167

Publishing — 5.0%

American Media Operations, Inc.
$384	Term Loan, 10.00%, Maturing January 30, 2013(3)	$366,393
Black Press US Partnership
317	Term Loan, 2.54%, Maturing August 2, 2013	280,482
522	Term Loan, 2.54%, Maturing August 2, 2013	461,971
GateHouse Media Operating, Inc.
867	Term Loan, 2.35%, Maturing August 28, 2014	358,794
2,227	Term Loan, 2.35%, Maturing August 28, 2014	921,907
998	Term Loan, 2.60%, Maturing August 28, 2014	413,129
Getty Images, Inc.
2,679	Term Loan, 6.25%, Maturing July 2, 2015	2,691,079
Lamar Media Corp.
2,693	Term Loan, 4.25%, Maturing December 30, 2016	2,691,007
MediaNews Group, Inc.
768	Term Loan, 8.50%, Maturing March 19, 2014	723,956
Nelson Education, Ltd.
340	Term Loan, 3.03%, Maturing July 5, 2014	313,145
Newspaper Holdings, Inc.
310	Term Loan, 1.88%, Maturing July 24, 2014	186,132
Nielsen Finance, LLC
2,546	Term Loan, 2.35%, Maturing August 9, 2013	2,398,722
2,459	Term Loan, 4.10%, Maturing May 2, 2016	2,371,109
Philadelphia Newspapers, LLC
472	Term Loan, 0.00%, Maturing June 29, 2013(7)	143,976
SGS International, Inc.
2,465	Term Loan, 2.88%, Maturing December 30, 2011	2,403,031
192	Term Loan, 2.89%, Maturing December 30, 2011	186,848
Source Interlink Companies, Inc.
455	Term Loan, 10.75%, Maturing June 18, 2013	436,364
257	Term Loan, 15.00%, Maturing March 18, 2014(3)	162,130
Source Media, Inc.
627	Term Loan, 6.04%, Maturing November 8, 2011	606,371
Star Tribune Co. (The)
167	Term Loan, 8.00%, Maturing September 28, 2014(6)	136,336
112	Term Loan, 8.00%, Maturing September 29, 2014(6)	79,515

		$18,332,397

Radio and Television — 1.1%

LBI Media, Inc.
$239	Term Loan, 1.85%, Maturing March 31, 2012	$219,028
Local TV Finance, LLC
970	Term Loan, 2.35%, Maturing May 7, 2013	856,833
NEP II, Inc.
771	Term Loan, 2.35%, Maturing February 16, 2014	723,236
Univision Communications, Inc.
2,401	Term Loan, 2.60%, Maturing September 29, 2014	2,021,531

		$3,820,628

Rail Industries — 0.5%

Kansas City Southern Railway Co.
$1,867	Term Loan, 2.15%, Maturing April 26, 2013	$1,819,453

		$1,819,453

Retailers (Except Food and Drug) — 2.3%

Amscan Holdings, Inc.
$599	Term Loan, 2.79%, Maturing May 25, 2013	$569,898
Dollar General Corp.
1,000	Term Loan, Maturing July 7, 2014(2)	952,248

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Neiman Marcus Group, Inc.
$2,033	Term Loan, 2.47%, Maturing April 5, 2013	$1,909,054
Orbitz Worldwide, Inc.
798	Term Loan, 3.40%, Maturing July 25, 2014	749,434
Pilot Travel Centers, LLC
1,950	Term Loan, Maturing April 29, 2016(2)	1,947,904
Rent-A-Center, Inc.
74	Term Loan, 2.18%, Maturing June 30, 2012	73,447
Yankee Candle Company, Inc. (The)
2,088	Term Loan, 2.35%, Maturing February 6, 2014	1,992,599

		$8,194,584

Steel — 0.4%

Niagara Corp.
$1,371	Term Loan, 10.50%, Maturing June 29, 2014(3)(6)	$1,302,671

		$1,302,671

Telecommunications — 3.1%

Alaska Communications Systems Holdings, Inc.
$42	Term Loan, 2.28%, Maturing February 1, 2012	$40,394
290	Term Loan, 2.28%, Maturing February 1, 2012	280,314
Asurion Corp.
2,014	Term Loan, 3.36%, Maturing July 3, 2014	1,911,556
Cellular South, Inc.
371	Term Loan, 1.82%, Maturing May 29, 2014	357,328
CommScope, Inc.
2,001	Term Loan, 3.03%, Maturing December 26, 2014	1,955,535
Intelsat Corp.
234	Term Loan, 2.79%, Maturing January 3, 2014	217,540
234	Term Loan, 2.79%, Maturing January 3, 2014	217,540
234	Term Loan, 2.79%, Maturing January 3, 2014	217,664
1,077	Term Loan, 2.79%, Maturing January 3, 2014	999,790
1,077	Term Loan, 2.79%, Maturing January 3, 2014	999,790
1,078	Term Loan, 2.79%, Maturing January 3, 2014	1,001,067
Telesat Canada, Inc.
144	Term Loan, 3.35%, Maturing October 31, 2014	137,370
1,672	Term Loan, 3.35%, Maturing October 31, 2014	1,599,300
TowerCo Finance, LLC
672	Term Loan, 6.00%, Maturing November 24, 2014	672,465
Windstream Corp.
798	Term Loan, 3.06%, Maturing December 17, 2015	783,079

		$11,390,732

Utilities — 3.4%

AEI Finance Holding, LLC
$106	Revolving Loan, Maturing March 30, 2012(2)	$99,216
894	Term Loan, Maturing March 30, 2014(2)	833,701
Astoria Generating Co.
744	Term Loan, 2.27%, Maturing February 23, 2013	700,180
BRSP, LLC
972	Term Loan, 7.50%, Maturing June 4, 2014	966,901
Calpine Corp.
2,315	Term Loan, 3.42%, Maturing March 29, 2014	2,123,995
Covanta Energy Corp.
214	Term Loan, 2.03%, Maturing February 10, 2014	198,961
420	Term Loan, 3.47%, Maturing February 10, 2014	390,723
New Development Holdings, Inc.
2,000	Term Loan, Maturing June 8, 2017(2)	1,982,858
NRG Energy, Inc.
1	Term Loan, 2.18%, Maturing February 1, 2013	916
85	Term Loan, 2.28%, Maturing February 1, 2013	81,012
323	Term Loan, 3.25%, Maturing August 31, 2015	309,268
2,501	Term Loan, 3.25%, Maturing August 31, 2015	2,394,287
NSG Holdings, LLC
114	Term Loan, 2.04%, Maturing June 15, 2014	109,908
532	Term Loan, 2.04%, Maturing June 15, 2014	510,880
TXU Texas Competitive Electric Holdings Co., LLC
2,211	Term Loan, 3.98%, Maturing October 10, 2014	1,640,624

		$12,343,430

Total Senior Floating-Rate Interests
(identified cost $336,575,826)		$339,396,890

Corporate Bonds & Notes — 0.4%

Principal
Amount
(000’s omitted)	Security	Value

Containers and Glass Products — 0.2%

Berry Plastics Corp., Sr. Notes, Variable Rate
$1,000	5.053%, 2/15/15	$952,500

		$952,500

Electronics / Electrical — 0.1%

NXP BV/NXP Funding, LLC, Variable Rate
$300	3.053%, 10/15/13	$257,625

		$257,625

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal
Amount
(000’s omitted)	Security	Value

Telecommunications — 0.1%

Qwest Corp., Sr. Notes, Variable Rate
$300	3.787%, 6/15/13	$298,500

		$298,500

Total Corporate Bonds & Notes
(identified cost $1,559,046)		$1,508,625

Common Stocks — 1.2%

Shares	Security	Value

Automotive — 0.2%

15,250	Dayco Products, LLC(8)(9)	$648,125

		$648,125

Diversified Manufacturing — 0.0%

296,515	MEGA Brands, Inc.(8)	$118,161

		$118,161

Food Service — 0.0%

20,871	Buffets, Inc.(8)	$104,355

		$104,355

Home Furnishings — 0.0%

1,501	Oreck Corp.(6)(8)(9)	$102,203

		$102,203

Lodging and Casinos — 0.4%

71,982	Tropicana Entertainment, Inc.(8)(9)	$1,259,685

		$1,259,685

Publishing — 0.6%

399	Ion Media Networks, Inc.(6)(8)(9)	$115,303
45,600	MediaNews Group, Inc.(8)(9)	729,602
41,667	Reader’s Digest Association, Inc. (The)(8)(9)	854,174
1,145	Source Interlink Companies, Inc.(6)(8)(9)	6,973
4,060	Star Tribune Media Holdings Co.(6)(8)	3,613
14,751	SuperMedia, Inc.(8)	269,796

		$1,979,461

Steel — 0.0%

22,939	KNIA Holdings, Inc.(6)(8)(9)	108,273

		$108,273

Total Common Stocks
(identified cost $3,898,627)		$4,320,263

Warrants — 0.0%

Shares	Security	Value

Home Furnishings — 0.0%

157	Oreck Corp., Exp. 3/19/20(6)(8)(9)	$10,690

Total Warrants
(identified cost $11,436)		$10,690

Short-Term Investments — 7.9%
Time Deposits — 3.9%

Principal
Amount
(000’s omitted)	Description	Value

$3,632	BNP Paribas Finance, Inc., 0.04%, 7/1/10	$3,632,000
3,632	Royal Bank of Canada, 0.06%, 7/1/10	3,632,000
6,920	State Street Bank and Trust Euro Time Deposit, 0.01%, 7/1/10	6,919,826

Total Time Deposits
(identified cost $14,183,826)		$14,183,826

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

U.S. Government Agency Obligations — 4.0%

Principal
Amount
(000’s omitted)	Description	Value

$11,207	Federal Home Loan Bank, Discount Note, 0.05%, 7/14/10	$11,206,798
3,350	Federal Home Loan Mortgage Corp., Discount Note, 0.06%, 7/6/10	3,349,972

Total U.S. Government Agency Obligations
(identified cost $14,556,770)		$14,556,770

Total Short-Term Investments
(identified cost $28,740,596)		$28,740,596

Total Investments — 102.7%
(identified cost $370,785,531)		$373,977,064

Other Assets, Less Liabilities — (2.7)%		$(9,756,623)

Net Assets — 100.0%		$364,220,441

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after June 30, 2010, at which time the interest rate will be determined.

(3)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(4)	Defaulted matured security.

(5)	Principal is less than $1,000.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Currently the issuer is in default with respect to interest payments.

(8)	Non-income producing security.

(9)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2010

Assets

Investments, at value (identified cost, $370,785,531)	$373,977,064
Interest receivable	2,268,540
Receivable for investments sold	5,503,485
Receivable for Fund shares sold	31,930
Prepaid expenses	39,493

Total assets	$381,820,512

Liabilities

Payable for investments purchased	$16,638,375
Payable for Fund shares redeemed	425,298
Payable to affiliates:
Investment adviser fee	197,723
Distribution fees	85,966
Trustees’ fees	10,321
Payable for shareholder servicing fees	97,939
Accrued expenses	144,449

Total liabilities	$17,600,071

Net Assets	$364,220,441

Sources of Net Assets

Paid-in capital	$362,888,769
Accumulated net realized loss	(2,108,273)
Accumulated undistributed net investment income	248,412
Net unrealized appreciation	3,191,533

Total	$364,220,441

Net Asset Value, Offering Price and Redemption Price Per Share

($364,220,441 ÷ 39,591,099 shares of beneficial interest outstanding)	$9.20

Statement of Operations

For the Six Months Ended
June 30, 2010

Investment Income

Interest	$26,407,846

Total investment income	$26,407,846

Expenses

Investment adviser fee	$3,097,966
Distribution fees	1,370,792
Shareholder servicing fees	1,333,037
Trustees’ fees and expenses	21,475
Custodian fee	165,620
Transfer and dividend disbursing agent fees	4,898
Legal and accounting services	70,865
Printing and postage	6,111
Interest expense and fees	57,123
Miscellaneous	57,493

Total expenses	$6,185,380

Deduct —
Reduction of custodian fee	$6

Total expense reductions	$6

Net expenses	$6,185,374

Net investment income	$20,222,472

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$9,295,917

Net realized gain	$9,295,917

Change in unrealized appreciation (depreciation) —
Investments	$22,990,469

Net change in unrealized appreciation (depreciation)	$22,990,469

Net realized and unrealized gain	$32,286,386

Net increase in net assets from operations	$52,508,858

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2010	Year Ended
in Net Assets	(Unaudited)	December 31, 2009

From operations —
Net investment income	$20,222,472	$45,980,610
Net realized gain (loss) from investment transactions	9,295,917	(8,346,239)
Net change in unrealized appreciation (depreciation) from investments	22,990,469	276,191,269

Net increase in net assets from operations	$52,508,858	$313,825,640

Distributions to shareholders —
From net investment income	$(20,544,059)	$(45,879,882)

Total distributions to shareholders	$(20,544,059)	$(45,879,882)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$100,759,405	$361,633,950
Net asset value of shares issued to shareholders in payment of distributions declared	20,544,059	45,798,432
Cost of shares redeemed	(1,021,256,660)	(63,086,462)

Net increase (decrease) in net assets from Fund share transactions	$(899,953,196)	$344,345,920

Net increase (decrease) in net assets	$(867,988,397)	$612,291,678

Net Assets

At beginning of period	$1,232,208,838	$619,917,160

At end of period	$364,220,441	$1,232,208,838

Accumulated undistributed net investment income included in net assets

At end of period	$248,412	$569,999

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2010
	(Unaudited)		2009	2008	2007		2006	2005

Net asset value — Beginning of period	$9.050		$6.580	$9.580	$10.040		$10.080	$10.100

Income (Loss) From Operations

Net investment income(1)	$0.170		$0.399	$0.501	$0.622		$0.602	$0.406
Net realized and unrealized gain (loss)	0.152		2.467	(3.006)	(0.459)		(0.062)	(0.024)

Total income (loss) from operations	$0.322		$2.866	$(2.505)	$0.163		$0.540	$0.382

Less Distributions

From net investment income	$(0.172)		$(0.396)	$(0.495)	$(0.623)		$(0.580)	$(0.402)
Tax return of capital	—		—	—	(0.000	)(2)	—	—

Total distributions	$(0.172)		$(0.396)	$(0.495)	$(0.623)		$(0.580)	$(0.402)

Net asset value — End of period	$9.200		$9.050	$6.580	$9.580		$10.040	$10.080

Total Return(3)	3.56	%(4)	44.29%	(27.17)%	1.62%		5.50%	3.86%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$364,220		$1,232,209	$619,917	$705,291		$446,539	$98,183
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	1.13	%(5)	1.15%	1.20%	1.14%		1.19%	1.27%
Expenses after custodian fee reduction	1.13	%(5)	1.15%	1.19%	1.12%		1.16%	1.25%
Net investment income	3.70	%(5)	4.82%	5.80%	6.30%		6.00%	4.03%
Portfolio Turnover	15	%(4)	26%	16%	45%		38%	60%

(1)	Computed using average shares outstanding.

(2)	Amount less than $0.001.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Annualized.

See notes to financial statements

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance VT Floating-Rate Income Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide a high level of current income. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,334,139 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2012 ($48,462), December 31, 2013 ($248,072), December 31, 2014 ($194,302), December 31, 2015 ($833,714), December 31, 2016 ($1,361,383) and December 31, 2017 ($1,648,206).

Additionally, at December 31, 2009, the Fund had a net capital loss of $6,040,871 attributable to security transactions incurred after October 31, 2009. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2010.

As of June 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.575% of the Fund’s average daily net assets up to $1 billion, 0.525% of average daily net assets from $1 billion but less than $2 billion, and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the six months ended June 30, 2010, the investment adviser fee amounted to $3,097,966 or 0.57% (annualized) of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the six months ended June 30, 2010 amounted to $1,370,792. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the six months ended June 30, 2010, shareholder servicing fees were equivalent to 0.24% of the Fund’s average daily net assets and amounted to $1,333,037.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $135,799,455 and $1,024,936,132, respectively, for the six months ended June 30, 2010. Included in sales are proceeds of $774,514,176 from the sale of securities by the Fund to investment companies advised or sub-advised by EVM or its affiliates. Such transactions were executed in accordance with affiliated transaction procedures approved by the Fund’s Trustees.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009

Sales	10,875,177	44,515,408
Issued to shareholders electing to receive payments of distributions in Fund shares	2,218,977	5,507,944
Redemptions	(109,635,397)	(8,088,361)

Net increase (decrease)	(96,541,243)	41,934,991

At June 30, 2010, separate accounts of 2 insurance companies each owned more than 10% of the Fund’s shares outstanding aggregating 93%.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$372,009,351

Gross unrealized appreciation	$10,685,158
Gross unrealized depreciation	(8,717,445)

Net unrealized appreciation	$1,967,713

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings during the six months ended June 30, 2010.

10   Credit Risk

The Fund invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests	$—	$337,803,992	$1,592,898	$339,396,890
Corporate Bonds & Notes	—	1,508,625	—	1,508,625
Common Stocks	387,957	3,595,941	336,365	4,320,263
Warrants	—	—	10,690	10,690
Short-Term Investments	—	28,740,596	—	28,740,596

Total Investments	$387,957	$371,649,154	$1,939,953	$373,977,064

Eaton Vance VT Floating-Rate Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-	in Common	Investments
	Rate Interests	Stocks	in Warrants	Total

Balance as of December 31, 2009	$437,133	$8,244	$—	$445,377
Realized gains (losses)	(292,615)	—	—	(292,615)
Change in net unrealized appreciation (depreciation)*	200,536	70,321	(746)	270,111
Net purchases (sales)	1,241,269	257,800	11,436	1,510,505
Accrued discount (premium)	6,575	—	—	6,575
Net transfers to (from) Level 3	—	—	—	—

Balance as of June 30, 2010	$1,592,898	$336,365	$10,690	$1,939,953

Change in net unrealized appreciation (depreciation) on investments still held as of June 30, 2010*	$(91,895)	$70,321	$(746)	$(22,320)

*	Amount is included in the related amount on investments in the Statement of Operations.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Floating-Rate Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in and, where relevant, restructuring senior secured floating rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance VT Floating-Rate Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance VT Floating-Rate Income Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Matthew F. Beaudry
Vice President

John D. Crowley
Vice President

Samuel D. Isaly
Vice President

Stephen J. Kaszynski
Vice President

Michael R. Mach
Vice President

Scott H. Page
Vice President

Craig P. Russ
Vice President

Andrew N. Sveen
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Eaton Vance VT Floating-Rate Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1939-8/10	VTFRHSRC

Eaton Vance
Investment Managers

Semiannual Report June 30, 2010

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010
INVESTMENT UPDATE
Economic and Market Conditions
Samuel D. Isaly
Lead Portfolio Manager
Sven H. Borho, CFA
Geoffrey C. Hsu, CFA
Richard D. Klemm, Ph.D., CFA
Trevor M. Polischuk, Ph.D.
•	Extreme volatility defined the equity markets during the six months ending June 30, 2010, amid a flurry of unsettling developments around the globe. Concerns about European sovereign debt, credit tightening in China and a disastrous oil spill in the Gulf of Mexico, among other events, blunted the positive returns of the period’s first three months, as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. These disruptive events contributed to a sharp sell-off in May. Domestic equities regained some ground in early June, but for the period overall, the S&P 500 Index dipped 6.64%, the blue-chip Dow Jones Industrial Average fell 5.00% and the technology-heavy NASDAQ Composite Index slid 6.61%.

•	In spite of the market’s May correction, the U.S. economy showed some signs of gradual recovery, albeit less robust than many had hoped. Inflation remained subdued. Earnings trends saw improvements, and employment data, while weaker than expected, were moving in the right direction.

•	Value stocks outperformed growth stocks across all market capitalization categories. Mid- and small-cap stocks outperformed large-caps, although returns were negative across all categories. The S&P MidCap 400 Index dropped 1.36%, the small-cap Russell 2000 Index fell 1.95% and the large-cap Russell 1000 Index declined 6.40%.

•	Global heath care stocks underperformed the broader market during the six-month period, especially during its second half. Ongoing uncertainties in many of the developed world economies, together with severe price volatility across most world stock markets, chased many risk-averse investors to the sidelines. Large pharmaceutical and small biotechnology stocks both were hard hit during the period, with the latter segment, for example, dropping nearly 15% during the second calendar quarter, as measured by the NASDAQ Biotechnology Index.
Management Discussion
•	While the Fund produced a negative return for the six months ending June 30, 2010, it outpaced both its domestic and global benchmarks, as represented by the S&P 500 Index and the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index, respectively.

•	Among the factors driving the Fund’s “alpha,” or excess return versus the benchmark, were its relative underweighting in large-cap pharmaceutical stocks – which underperformed the biotechnology segment – as well as the strong performance of its investments in generic pharmaceutical companies in Japan. On

Total Return Performance 12/31/09 – 6/30/10

Eaton Vance VT Worldwide Health Sciences Fund[1]	-1.19%
S&P 500 Index[2]	-6.64%
MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index[2]	-9.95%

See page 3 for more performance information.

[1]	Six-month returns are cumularive. There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.

[2]	It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The S&P 500 Index is a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. The MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index is an unmanaged global index of common stocks in the pharmaceutical, biotechnology and life sciences industries. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Fund’s performance is compared to the performance of a domestic index and a foreign index because it invests in domestic and foreign securities.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

1

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010
INVESTMENT UPDATE
the downside, the Fund’s relative performance was dampened by the performance of some of its holdings in the U.S. biotechnology industry and by many of its holdings in the euro zone, as the European equity markets were central to many investor concerns during the period.

•	Management continued to emphasize U.S.-based companies in the biotechnology industry, while holding relatively modest positions in Europe and Japan. Within Europe, the Fund held a mix of specialty and large pharmaceutical companies; in Japan, its holdings were more focused on generic drug manufacturers.

•	On April 26, 2010, the Board of Trustees of Eaton Vance Variable Trust voted to liquidate and terminate the Fund after a determination that continuation of the Fund is not in the best interest of the Fund or its shareholders. It is anticipated that the Fund will be liquidated on or about September 17, 2010. Effective May 14, 2010, the Fund discontinued all sales of its shares, except shares purchased by separate accounts of insurance companies and qualified pension and retirement plans that selected the Fund as an investment option prior to May 14, 2010.
Top 10 Holdings1
By net assets

Bristol-Myers Squibb Co.	5.0%
Shire PLC ADR	4.2
Genzyme Corp.	3.9
Amgen, Inc.	3.9
Sawai Pharmaceutical Co., Ltd.	3.7
Merck & Co., Inc.	3.6
Pfizer, Inc.	3.5
Novartis AG	3.4
Roche Holding AG	3.4
Johnson & Johnson	3.2

[1]	Top 10 Holdings represented 37.8% of the Fund’s net assets as of 6/30/2010. Excludes cash equivalents.
Portfolio Composition
     Country Concentration of Fund2
     By net assets

[2]	As a percentage of the Fund’s net assets as of 6/30/10.
Common Stock Capitalization Distribution3
By net assets

[3]	As a percentage of the Fund’s net assets as of 6/30/2010.

2

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010
FUND PERFORMANCE
Performance1

Average Annual Total Returns (at net asset value)

Six Months	-1.19%
One Year	8.88
Five Years	4.04
Life of Fund†	2.86

†	Inception Date: 5/2/01

[1]	Six-month returns are cumulative. All other returns are presented on an average annual basis. The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent a downward performance fee adjustment during certain periods, the returns would be lower.

Total Annual
Operating Expenses[2]

Expense Ratio	2.47%

[2]	Source: Prospectus dated 5/1/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 – June 30, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Worldwide Health Sciences Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(1/1/10)	(6/30/10)	(1/1/10 – 6/30/10)

Actual
	$1,000.00	$988.10	$10.84

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,013.90	$10.99

*	Expenses are equal to the Fund’s annualized expense ratio of 2.20% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009. Expenses shown do not include insurance-related charges.

4

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 97.23%

			Percentage of
Security	Shares	Value	Net Assets

Major Capitalization - Europe — 15.18%(1)

Covidien PLC	5,500	$220,990	1.42%
Novartis AG	11,000	533,094	3.41
Roche Holding AG	3,800	523,038	3.35
Shire PLC ADR	10,800	662,904	4.25
Smith and Nephew PLC	14,000	132,266	0.85
Warner Chilcott PLC, Class A(2)	13,000	297,050	1.90

		$2,369,342	15.18%

Major Capitalization - Far East — 1.07%(1)

Mitsubishi Tanabe Pharma Corp.	11,000	$167,597	1.07%

		$167,597	1.07%

Major Capitalization - North America — 53.16%(1)

Aetna, Inc.	10,000	$263,800	1.69%
Allergan, Inc.	6,300	367,038	2.35
Amgen, Inc.(2)	11,500	604,900	3.88
Baxter International, Inc.	6,200	251,968	1.61
Bristol-Myers Squibb Co.	31,000	773,140	4.95
Celgene Corp.(2)	9,000	457,380	2.93
Genzyme Corp.(2)	12,000	609,240	3.90
Gilead Sciences, Inc.(2)	13,600	466,208	2.99
Hospira, Inc.(2)	6,500	373,425	2.39
Illumina, Inc.(2)	9,300	404,829	2.59
Johnson & Johnson	8,500	502,010	3.22
Merck & Co., Inc.	16,000	559,520	3.58
Perrigo Co.	7,000	413,490	2.65
Pfizer, Inc.	38,000	541,880	3.47
St. Jude Medical, Inc.(2)	2,500	90,225	0.58
Stryker Corp.	3,200	160,192	1.03
Thermo Fisher Scientific, Inc.(2)	9,900	485,595	3.11
UnitedHealth Group, Inc.	9,500	269,800	1.73
Vertex Pharmaceuticals, Inc.(2)	9,000	296,100	1.90
WellPoint, Inc.(2)	5,000	244,650	1.57
Zimmer Holdings, Inc.(2)	3,000	162,150	1.04

		$8,297,540	53.16%

Small & Mid Capitalization - Europe — 2.55%(1)

Actelion, Ltd.(2)	4,000	$149,768	0.96%
Elan Corp. PLC ADR(2)	55,000	247,500	1.59

		$397,268	2.55%

Small & Mid Capitalization - Far East — 9.46%(1)

Nichi-Iko Pharmaceutical Co., Ltd.	12,000	$446,794	2.86%
Sawai Pharmaceutical Co., Ltd.	6,000	574,107	3.68
Towa Pharmaceutical Co., Ltd.	7,000	455,269	2.92

		$1,476,170	9.46%

Small & Mid Capitalization - North America — 15.81%(1)

Align Technology, Inc.(2)	10,000	$148,700	0.95%
Allos Therapeutics, Inc.(2)	42,000	257,460	1.65
BioMarin Pharmaceutical, Inc.(2)	18,000	341,280	2.19
Cubist Pharmaceuticals, Inc.(2)	16,500	339,900	2.18
Dendreon Corp.(2)	8,500	274,805	1.76
Endo Pharmaceuticals Holdings, Inc.(2)	18,000	392,760	2.51
Human Genome Sciences, Inc.(2)	9,500	215,270	1.38
Medicines Co.(2)	9,600	73,056	0.47
Momenta Pharmaceuticals, Inc.(2)	11,000	134,860	0.86
NPS Pharmaceuticals, Inc.(2)	45,000	289,800	1.86

		$2,467,891	15.81%

Total Common Stocks
(identified cost $14,958,110)		$15,175,808

Short-Term Investments — 2.72%

	Principal
	Amount		Percentage of
Description	(000’s Omitted)	Value	Net Assets

BNP Paribas Finance, Inc., Time Deposit, 0.04% , 7/1/10	$200	$200,000	1.28%
Royal Bank of Canada, Time Deposit, 0.06% , 7/1/10	225	225,000	1.44

		$425,000	2.72%

Total Short-Term Investments
(identified cost $425,000)		$425,000

Total Investments
(identified cost $15,383,110)		$15,600,808	99.95%

Other Assets, Less Liabilities		$8,052	0.05%

Net Assets		$15,608,860	100.00%

See notes to financial statements

5

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

ADR - American Depositary Receipt

(1)	Major Capitalization is defined as market value of $5 billion or more. Small & Mid Capitalization is defined as market value less than $5 billion.

(2)	Non-income producing security.

Country Concentration

	Percentage
Country	of Net Assets	Value

United States	71.69%	$11,190,431
Japan	10.53	1,643,767
Switzerland	7.73	1,205,900
United Kingdom	5.10	795,170
Ireland	4.90	765,540

Total Investments	99.95%	$15,600,808

See notes to financial statements

6

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2010

Assets

Investments, at value (identified cost, $15,383,110)	$15,600,808
Cash	812
Receivable for Fund shares sold	6,077
Dividends and interest receivable	20,172
Tax reclaims receivable	44,404

Total assets	$15,672,273

Liabilities

Payable for Fund shares redeemed	$714
Payable to affiliates:
Investment adviser fee	17,267
Distribution fees	3,301
Trustees’ fees	265
Payable for shareholder servicing fees	15,075
Accrued expenses	26,791

Total liabilities	$63,413

Net Assets	$15,608,860

Sources of Net Assets

Paid-in capital	$14,524,258
Accumulated net realized gain	934,546
Accumulated net investment loss	(69,919)
Net unrealized appreciation	219,975

Net Assets	$15,608,860

Net Asset Value, Offering Price and Redemption Price Per Share

($15,608,860 ÷ 1,592,988 shares of beneficial interest outstanding)	$9.80

Statement of Operations

For the Six Months Ended
June 30, 2010

Investment Income

Dividends (net of foreign taxes, $7,015)	$116,683
Interest	416

Total investment income	$117,099

Expenses

Investment adviser fee	$109,919
Distribution fees	21,217
Shareholder servicing fees	12,468
Trustees’ fees and expenses	468
Custodian fee	18,793
Transfer and dividend disbursing agent fees	5,919
Legal and accounting services	12,442
Printing and postage	2,377
Miscellaneous	3,415

Total expenses	$187,018

Net investment loss	$(69,919)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$944,485
Foreign currency transactions	(2,210)

Net realized gain	$942,275

Change in unrealized appreciation (depreciation) —
Investments	$(1,065,619)
Foreign currency	449

Net change in unrealized appreciation (depreciation)	$(1,065,170)

Net realized and unrealized loss	$(122,895)

Net decrease in net assets from operations	$(192,814)

See notes to financial statements

7

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2010	Year Ended
in Net Assets	(Unaudited)	December 31, 2009

From operations —
Net investment loss	$(69,919)	$(247,879)
Net realized gain from investment and foreign currency transactions	942,275	1,042,470
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(1,065,170)	647,198

Net increase (decrease) in net assets from operations	$(192,814)	$1,441,789

Distributions to shareholders —
From net realized gain	$(610,263)	$(1,524,553)

Total distributions to shareholders	$(610,263)	$(1,524,553)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$1,162,004	$5,741,472
Net asset value of shares issued to shareholders in payment of distributions declared	610,263	1,524,553
Cost of shares redeemed	(2,261,251)	(8,527,579)

Net decrease in net assets from Fund share transactions	$(488,984)	$(1,261,554)

Net decrease in net assets	$(1,292,061)	$(1,344,318)

Net Assets

At beginning of period	$16,900,921	$18,245,239

At end of period	$15,608,860	$16,900,921

Accumulated net investment loss included in net assets

At end of period	$(69,919)	$—

See notes to financial statements

8

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2010
	(Unaudited)		2009	2008	2007		2006		2005

Net asset value — Beginning of period	$10.270		$10.300	$12.660	$12.030		$12.030		$11.240

Income (Loss) From Operations

Net investment loss(1)	$(0.043)		$(0.141)	$(0.060)	$(0.075)		$(0.077)		$(0.090)
Net realized and unrealized gain (loss)	(0.043)		1.008	(0.895)	0.808		0.077		0.880

Total income (loss) from operations	$(0.086)		$0.867	$(0.955)	$0.733		$—		$0.790

Less Distributions

From net realized gain	$(0.384)		$(0.897)	$(1.405)	$(0.103)		$—		$—

Total distributions	$(0.384)		$(0.897)	$(1.405)	$(0.103)		$—		$—

Net asset value — End of period	$9.800		$10.270	$10.300	$12.660		$12.030		$12.030

Total Return(2)	(1.19	)%(3)	10.41%	(7.08)%	6.17	%(4)	0.00	%(5)	7.03%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,609		$16,901	$18,245	$22,793		$25,857		$28,949
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	2.20	%(6)	2.36%	1.87%	1.50	%(7)	1.61%		1.72%
Expenses after custodian fee reduction	2.20	%(6)	2.36%	1.85%	1.50	%(7)	1.61%		1.72%
Net investment loss	(0.82	)%(6)	(1.47)%	(0.55)%	(0.59)%		(0.65)%		(0.82)%
Portfolio Turnover	33	%(3)	50%	75%	65%		22%		14%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Not annualized.

(4)	During the year ended December 31, 2007, the investment adviser reimbursed the Fund for a net loss realized on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(5)	During the year ended December 31, 2006, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.01 per share and had no effect on total return.

(6)	Annualized.

(7)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended December 31, 2007).

See notes to financial statements

9

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance VT Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans. On April 26, 2010, the Board of Trustees of the Trust approved the liquidation and termination of the Fund (see Note 13). Because the Fund’s assets and liabilities have historically been carried at values that approximated fair value, the Fund’s basis of accounting as a going concern is substantially similar to the liquidation basis of accounting. Accordingly, the Fund did not adopt a change in accounting to a liquidation basis upon the Trustees’ approval of its liquidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to

10

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

11

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by OrbiMed Advisors, LLC (OrbiMed) as compensation for investment advisory services rendered to the Fund. The fee is computed at the annual rate of 1% of the Fund’s average daily net assets up to $30 million, 0.90% of the next $20 million, 0.75% of the next $450 million and 0.70% of the next $500 million in average daily net assets, and is payable monthly. The fee rate declines for net assets of $1 billion and over. In addition, effective May 1, 2002, OrbiMed’s fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Fund based upon the investment performance of the Fund compared to the Standard & Poor’s 500 Index over a 36-month performance period. For the six months ended June 30, 2010, the investment adviser fee, including an upward performance adjustment of $25,049, was equivalent to 1.30% (annualized) of the Fund’s average daily net assets and amounted to $109,919. Eaton Vance Management (EVM) serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of OrbiMed’s or EVM’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the six months ended June 30, 2010 amounted to $21,217. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. For the six months ended June 30, 2010, shareholder servicing fees were equivalent to 0.15% (annualized) of the Fund’s average daily net assets and amounted to $12,468.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $5,290,986 and $5,566,599, respectively, for the six months ended June 30, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009

Sales	109,366	571,945
Issued to shareholders electing to receive payments of distributions in Fund shares	56,297	182,363
Redemptions	(217,866)	(881,176)

Net decrease	(52,203)	(126,868)

At June 30, 2010, separate accounts of two insurance companies owned 41% and 59%, respectively, of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$15,390,639

Gross unrealized appreciation	$2,019,816
Gross unrealized depreciation	(1,809,647)

Net unrealized appreciation	$210,169

12

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the six months ended June 30, 2010.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Concentration of Risk

As the Fund concentrates its investments in medical research and the health care industry, it will likely be affected by events that adversely affect that industry. The Fund has historically held fewer than 60 stocks at any one time; therefore, it is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Fund’s shares can also be impacted by regulatory activities that affect health sciences companies.

12   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Major Capitalization – Europe	$1,180,944	$1,188,398		$—	$2,369,342
Major Capitalization – Far East	—	167,597		—	167,597
Major Capitalization – North America	8,297,540	—		—	8,297,540
Small & Mid Capitalization – Europe	247,500	149,768		—	397,268
Small & Mid Capitalization – Far East	—	1,476,170		—	1,476,170
Small & Mid Capitalization – North America	2,467,891	—		—	2,467,891

Total Common Stocks	$12,193,875	$2,981,933	*	$—	$15,175,808

Short-Term Investments	$—	$425,000		$—	$425,000

Total Investments	$12,193,875	$3,406,933		$—	$15,600,808

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

13

Eaton Vance VT Worldwide Health Sciences Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs.

13   Fund Liquidation and Termination

On April 26, 2010, the Board of Trustees of Eaton Vance Variable Trust approved the liquidation and termination of the Fund. Such liquidation is expected to be completed in September 2010. Effective May 14, 2010, the Fund discontinued all sales of its shares, except shares purchased by separate accounts of insurance companies and qualified pension and retirement plans that selected the Fund as an investment option prior to May 14, 2010.

14

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

15

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Worldwide Health Sciences Fund (the “Fund”) with OrbiMed Advisors, LLC (the “Adviser”) as well as the administrative services agreement of the Fund with Eaton Vance Management (“EVM” or the “Administrator”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the administrative services agreement.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the administrative services agreement, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Administrator.

The Board considered the Adviser’s and the Administrator’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board noted the Adviser’s experience in managing health sciences portfolios and the experience of the large group of professional and support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Fund and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the administrative services agreement, respectively.

16

Eaton Vance VT Worldwide Health Sciences Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and respective affiliates thereof in providing investment advisory and administrative services to the Fund and the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Fund and other investment advisory clients and the benefits to the Administrator and its affiliates of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s and the Administrator’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and the Administrator and the Fund to continue to share such benefits equitably.

17

Eaton Vance VT Worldwide Health Sciences Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Matthew F. Beaudry
Vice President

John D. Crowley
Vice President

Samuel D. Isaly
Vice President

Stephen J. Kaszynski
Vice President

Michael R. Mach
Vice President

Scott H. Page
Vice President

Craig P. Russ
Vice President

Andrew N. Sveen
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

18

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Eaton Vance VT Worldwide Health Sciences Fund
OrbiMed Advisors, LLC
767 3rd Avenue
New York, NY 10017

Administrator of Eaton Vance VT Worldwide Health Sciences Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Eaton Vance VT Worldwide Health Sciences Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report is prepared for the general information of contract owners. This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1940-8/10	VTHSSRC

Eaton Vance
Investment Managers

Semiannual Report June 30, 2010

EATON VANCE VT LARGE-CAP VALUE FUND

Semiannual Report June 30, 2010 EATON VANCE VT LARGE-CAP VALUE FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010
INVESTMENT UPDATE
Portfolio Management Team
Back row: Michael Mach, Lead
Portfolio Manager, Stephen J.
Kaszynski. Front row: John D.
Crowley, Matthew F. Beaudry
Economic and Market Conditions
•	Extreme volatility defined the equity markets during the six months ending June 30, 2010, amid a flurry of unsettling developments around the globe. Concerns about European sovereign debt, credit tightening in China and a disastrous oil spill in the Gulf of Mexico, among other events, blunted the positive returns of the period’s first three months, as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. These disruptive events contributed to a sharp sell-off in May. Domestic equities regained some ground in early June, but for the period overall, the S&P 500 Index dipped 6.64%, the blue-chip Dow Jones Industrial Average fell 5.00% and the technology-heavy NASDAQ Composite Index slid 6.61%.[1]
•	In spite of the market’s May correction, the U.S. economy showed some signs of gradual recovery, albeit less robust than many had hoped. Inflation remained subdued. Earnings trends saw improvements, and employment data, while weaker than expected, were moving in the right direction.
•	Value stocks outperformed growth stocks across all market capitalization categories. Mid- and small-cap stocks outperformed large-caps, although returns were negative across all categories. The S&P MidCap 400 Index dropped 1.36%, the small-cap Russell 2000 Index fell 1.95% and the large-cap Russell 1000 Index declined 6.40%.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this volatile backdrop, the Fund trailed its benchmark, the Russell 1000 Value Index (the Index) for the six-month period.
•	From a sector perspective, security selection in energy accounted for the primary source of underperformance. The Fund and Index held a roughly equal weighting in the energy sector during the period; unfortunately, stocks in the Index fared far better than those in the Fund. Materials was the second-biggest detractor, for very similar reasons. Again, despite having a weighting similar to the benchmark, the Fund’s stock picks in the sector proved to be unfavorable in comparison.
•	Other detracting sectors included information technology and consumer staples—the only sector in the Index with a positive return over the past six months—while health care lagged as well. The volatile political and regulatory climate for health care contributed to the unpredictable price movements of stocks, and a number of positions held by the Fund in this sector were unfairly punished, in our opinion.
•	On the upside, superior stock selection in financials was the Fund’s biggest relative contributor. Financials is the Index’s largest sector weighting, and it outpaced the benchmark’s overall six-month return. Although the Fund’s slight underweighting here detracted, strength in stock selection more than offset any disadvantage of that posture.
Total Return Performance
12/31/09 — 6/30/10

Eaton Vance VT Large-Cap Value Fund[2]	-8.85%
Russell 1000 Value Index[1]	-5.12

See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Russell 1000 Value Index is a broad-based, unmanaged index of value stocks.

[2]	Six-month returns are cumulative. There is no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall return shown. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges. Absent an allocation of expenses to the investment adviser, the return would be lower.

1

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010
INVESTMENT UPDATE
•	Underweighting utilities also paid off, as did more-favorable stock selection in the group. The second-best contributor was an underweighted positioning in telecommunication services. The Fund had only modest exposure to this sector because of its less-cyclical nature—meaning it’s typically less sensitive to an economic or stock market rebound.

•	While management is encouraged by the recent economic recovery, some clouds still remain. The threat of higher interest rates, an expanding budget deficit and rising taxes could crimp the economy’s and equity market’s growth. On a brighter note, management believes the stocks now in the Fund are attractively valued and that, longer term, the Fund’s disciplined value style and its research-driven investment process will continue to make it an attractive opportunity for long-term investors.

•	Effective May 1, 2010, the Fund is managed by a team of portfolio managers led by Michael R. Mach. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski.

•	We thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Top 10 Holdings1
By net assets

Wells Fargo & Co.	2.5%
Bank of America Corp.	2.4
McDonald’s Corp.	2.4
JPMorgan Chase & Co.	2.4
Occidental Petroleum Corp.	2.3
ConocoPhillips	2.2
PNC Financial Services Group, Inc.	2.2
Exxon Mobil Corp.	2.2
Apache Corp.	2.1
Prudential Financial, Inc.	2.1

[1]	Top 10 Holdings represented 22.8% of the Fund’s net assets as of 6/30/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Fund’s net assets as of 6/30/10. Excludes cash equivalents.

2

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010
FUND PERFORMANCE
Performance1
Average Annual Total Returns (at net asset value)

Six Months	-8.85%
One Year	12.53
Life of Fund†	-8.64

†	Inception Date: 3/30/07

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis. The Fund has no sales charge. Insurance-related charges are not included in the calculation of returns. Such expenses would reduce the overall returns shown. Absent an allocation of expenses to the investment adviser, the returns would be lower.
Total Annual
Operating Expenses2

Gross Expense Ratio	1.66%
Net Expense Ratio	1.30

[2]	Source: Prospectus dated 5/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through April 30, 2011. Thereafter, the expense reimbursement may be changed or terminated. Without this expense reimbursement, performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 – June 30, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (“variable contracts”) (if applicable) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and to qualified pension and retirement plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts. In addition, if these expenses and charges imposed under the variable contracts were included, your costs would have been higher.

Eaton Vance VT Large-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(1/1/10)	(6/30/10)	(1/1/10 – 6/30/10)*

Actual
	$1,000.00	$911.50	$6.16	**

Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,018.30	$6.51	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that $1,000 was invested at the net asset value per share determined at the close of business on December 31, 2009. Expenses shown do not include insurance-related charges.

**	Absent an allocation of expenses to an affiliate, expenses would be higher.

4

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 93.5%

Security	Shares	Value

Aerospace & Defense — 4.1%

Boeing Co. (The)	4,902	$307,600
General Dynamics Corp.	9,639	564,460
United Technologies Corp.	13,770	893,811

		$1,765,871

Beverages — 1.1%

PepsiCo, Inc.	7,573	$461,574

		$461,574

Biotechnology — 1.1%

Amgen, Inc.(1)	8,947	$470,612

		$470,612

Capital Markets — 2.3%

Goldman Sachs Group, Inc.	5,742	$753,752
Northern Trust Corp.	5,508	257,224

		$1,010,976

Chemicals — 0.6%

Air Products and Chemicals, Inc.	4,131	$267,730

		$267,730

Commercial Banks — 7.8%

Fifth Third Bancorp	27,539	$338,454
KeyCorp	47,616	366,167
PNC Financial Services Group, Inc.	16,806	949,539
U.S. Bancorp	28,228	630,896
Wells Fargo & Co.	42,686	1,092,762

		$3,377,818

Commercial Services & Supplies — 1.0%

Waste Management, Inc.	13,729	$429,580

		$429,580

Communications Equipment — 1.3%

Cisco Systems, Inc.(1)	11,704	$249,412
Telefonaktiebolaget LM Ericsson ADR	28,673	315,977

		$565,389

Computers & Peripherals — 3.3%

Hewlett-Packard Co.	19,278	$834,352
International Business Machines Corp.	4,903	605,422

		$1,439,774

Consumer Finance — 1.3%

American Express Co.	14,458	$573,983

		$573,983

Diversified Financial Services — 4.8%

Bank of America Corp.	73,668	$1,058,609
JPMorgan Chase & Co.	28,366	1,038,479

		$2,097,088

Diversified Telecommunication Services — 2.1%

AT&T, Inc.	18,589	$449,668
Verizon Communications, Inc.	15,835	443,697

		$893,365

Electric Utilities — 1.4%

American Electric Power Co., Inc.	19,278	$622,679

		$622,679

Electronic Equipment, Instruments & Components — 0.5%

Corning, Inc.	13,770	$222,386

		$222,386

Food & Staples Retailing — 2.6%

CVS Caremark Corp.	14,325	$420,009
Wal-Mart Stores, Inc.	14,316	688,170

		$1,108,179

Food Products — 2.7%

Kellogg Co.	6,860	$345,058
Nestle SA	17,047	821,986

		$1,167,044

Health Care Equipment & Supplies — 0.9%

Covidien PLC	9,227	$370,741

		$370,741

See notes to financial statements

5

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Health Care Providers & Services — 0.5%

UnitedHealth Group, Inc.	8,262	$234,641

		$234,641

Hotels, Restaurants & Leisure — 3.0%

Carnival Corp.	8,950	$270,648
McDonald’s Corp.	15,848	1,043,908

		$1,314,556

Household Products — 0.9%

Kimberly-Clark Corp.	6,139	$372,208

		$372,208

Industrial Conglomerates — 2.3%

General Electric Co.	46,817	$675,101
Tyco International, Ltd.	9,803	345,360

		$1,020,461

Insurance — 5.1%

Lincoln National Corp.	12,393	$301,026
MetLife, Inc.	20,379	769,511
Prudential Financial, Inc.	17,212	923,596
Travelers Companies, Inc. (The)	4,819	237,336

		$2,231,469

IT Services — 1.5%

Accenture PLC, Class A	6,196	$239,475
MasterCard, Inc., Class A	2,065	412,030

		$651,505

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.(1)	5,504	$269,971

		$269,971

Machinery — 1.8%

Caterpillar, Inc.	6,885	$413,582
PACCAR, Inc.	9,639	384,307

		$797,889

Media — 1.4%

Time Warner Cable, Inc.	5,508	$286,857
Walt Disney Co. (The)	9,639	303,628

		$590,485

Metals & Mining — 3.0%

BHP Billiton, Ltd. ADR	8,090	$501,499
Freeport-McMoRan Copper & Gold, Inc.	8,262	488,532
United States Steel Corp.	8,262	318,500

		$1,308,531

Multi-Utilities — 2.8%

PG&E Corp.	10,327	$424,440
Public Service Enterprise Group, Inc.	13,770	431,414
Sempra Energy	8,180	382,742

		$1,238,596

Multiline Retail — 1.0%

Target Corp.	8,929	$439,039

		$439,039

Oil, Gas & Consumable Fuels — 12.2%

Apache Corp.	10,994	$925,585
ConocoPhillips	19,894	976,596
Exxon Mobil Corp.	16,496	941,427
Hess Corp.	16,531	832,171
Occidental Petroleum Corp.	12,945	998,707
Peabody Energy Corp.	15,833	619,545

		$5,294,031

Pharmaceuticals — 7.6%

Abbott Laboratories	16,892	$790,208
Johnson & Johnson	13,626	804,751
Merck & Co., Inc.	24,553	858,618
Pfizer, Inc.	59,214	844,392

		$3,297,969

Real Estate Investment Trusts (REITs) — 2.6%

AvalonBay Communities, Inc.	5,508	$514,282
Boston Properties, Inc.	3,580	255,397
Vornado Realty Trust	5,062	369,273

		$1,138,952

See notes to financial statements

6

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Road & Rail — 1.4%

Union Pacific Corp.	8,948	$621,975

		$621,975

Semiconductors & Semiconductor Equipment — 0.9%

Intel Corp.	20,651	$401,662

		$401,662

Software — 1.5%

Microsoft Corp.	19,177	$441,263
Oracle Corp.	10,301	221,059

		$662,322

Specialty Retail — 3.5%

Best Buy Co., Inc.	21,343	$722,674
Staples, Inc.	15,812	301,219
TJX Companies, Inc. (The)	12,117	508,308

		$1,532,201

Wireless Telecommunication Services — 1.0%

Rogers Communications, Inc., Class B	13,770	$451,105

		$451,105

Total Common Stocks
(identified cost $39,487,786)		$40,714,357

Total Investments — 93.5%
(identified cost $39,487,786)		$40,714,357

Other Assets, Less Liabilities — 6.5%		$2,847,338

Net Assets — 100.0%		$43,561,695

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

See notes to financial statements

7

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2010

Assets

Investments, at value (identified cost, $39,487,786)	$40,714,357
Cash	830,228
Receivable for Fund shares sold	2,297,081
Dividends receivable	53,512
Receivable for investments sold	237,980
Tax reclaims receivable	10,340
Receivable from affiliate	1,591

Total assets	$44,145,089

Liabilities

Payable for investments purchased	$501,692
Payable for Fund shares redeemed	6
Payable to affiliates:
Investment adviser fee	22,396
Distribution fees	8,959
Trustees’ fees	496
Payable for shareholder servicing fees	4,632
Accrued expenses	45,213

Total liabilities	$583,394

Net Assets	$43,561,695

Sources of Net Assets

Paid-in capital	$51,246,039
Accumulated net realized loss	(9,052,997)
Accumulated undistributed net investment income	142,366
Net unrealized appreciation	1,226,287

Net Assets	$43,561,695

Net Asset Value, Offering Price and Redemption Price Per Share

($43,561,695 ÷ 5,976,088 shares of beneficial interest outstanding)	$7.29

Statement of Operations

For the Six Months Ended
June 30, 2010

Investment Income

Dividends (net of foreign taxes, $6,198)	$452,873

Total investment income	$452,873

Expenses

Investment adviser fee	$140,335
Distribution fees	56,134
Shareholder servicing fees	44,571
Trustees’ fees and expenses	1,102
Custodian fee	23,022
Transfer and dividend disbursing agent fees	5,923
Legal and accounting services	22,211
Printing and postage	3,197
Registration fees	1,714
Miscellaneous	3,488

Total expenses	$301,697

Deduct —
Reduction of custodian fee	$73
Allocation of expenses to affiliate	9,783

Total expense reductions	$9,856

Net expenses	$291,841

Net investment income	$161,032

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(67,555)
Foreign currency transactions	(447)

Net realized loss	$(68,002)

Change in unrealized appreciation (depreciation) —
Investments	$(4,188,668)
Foreign currency	(459)

Net change in unrealized appreciation (depreciation)	$(4,189,127)

Net realized and unrealized loss	$(4,257,129)

Net decrease in net assets from operations	$(4,096,097)

See notes to financial statements

8

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2010	Year Ended
in Net Assets	(Unaudited)	December 31, 2009

From operations —
Net investment income	$161,032	$258,996
Net realized loss from investment and foreign currency transactions and capital gain distributions received	(68,002)	(3,816,244)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(4,189,127)	9,868,129

Net increase (decrease) in net assets from operations	$(4,096,097)	$6,310,881

Distributions to shareholders —
From net investment income	$(12,610)	$(261,969)

Total distributions to shareholders	$(12,610)	$(261,969)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$5,357,065	$25,538,240
Reinvestment of distributions	12,495	253,823
Cost of shares redeemed	(2,460,303)	(1,665,232)

Net increase in net assets from Fund share transactions	$2,909,257	$24,126,831

Net increase (decrease) in net assets	$(1,199,450)	$30,175,743

Net Assets

At beginning of period	$44,761,145	$14,585,402

At end of period	$43,561,695	$44,761,145

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$142,366	$(6,056)

See notes to financial statements

9

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2010				Period Ended
	(Unaudited)		2009	2008	December 31, 2007(1)

Net asset value — Beginning of period	$8.000		$6.820	$10.630	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.029		$0.074	$0.105	$0.072
Net realized and unrealized gain (loss)	(0.737)		1.158	(3.812)	0.558

Total income (loss) from operations	$(0.708)		$1.232	$(3.707)	$0.630

Less Distributions

From net investment income	$(0.002)		$(0.052)	$(0.103)	$—

Total distributions	$(0.002)		$(0.052)	$(0.103)	$—

Net asset value — End of period	$7.290		$8.000	$6.820	$10.630

Total Return(3)	(8.85	)%(4)	18.25%	(34.96)%	6.30	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$43,562		$44,761	$14,585	$22,695
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.30	%(6)	1.30%	1.30%	1.30	%(6)
Expenses after custodian fee reduction(5)	1.30	%(6)	1.30%	1.30%	1.29	%(6)
Net investment income	0.72	%(6)	1.04%	1.16%	0.90	%(6)
Portfolio Turnover	24	%(4)	71%	86%	42	%(4)

(1)	For the period from the start of business, March 30, 2007, to December 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	The investment adviser subsidized certain operating expenses (equal to 0.04%, 0.31%, 0.32% and 12.96% of average daily net assets for the six months ended June 30, 2010, the years ended December 31, 2009 and 2008, and the period ended December 31, 2007, respectively). Absent this subsidy, total return would be lower.

(6)	Annualized.

See notes to financial statements

10

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance VT Large-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Variable Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund is generally made available for purchase only to separate accounts established by participating insurance companies and qualified pension or retirement plans.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,469,271 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders,

11

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2015 ($8,964), December 31, 2016 ($4,062,350) and December 31, 2017 ($4,397,957).

As of June 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on March 30, 2007 to December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date or, if an election is made on behalf of a separate account, to receive some or all of the distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

12

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets up to $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. For the six months ended June 30, 2010, the investment adviser fee amounted to $140,335. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.30% annually of the Fund’s average daily net assets. This agreement may be changed or terminated after April 30, 2011. Pursuant to this agreement, EVM was allocated $9,783 of the Fund’s operating expenses for the six months ended June 30, 2010. EVM also serves as administrator of the Fund, but receives no compensation. Eaton Vance Distributors, Inc. (EVD), the Fund’s principal underwriter and an affiliate of EVM, received distribution fees (see Note 4).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plan

The Fund has in effect a distribution plan pursuant to Rule 12b-1 under the 1940 Act. The distribution plan provides that the Fund will pay EVD a distribution fee of 0.25% per annum of the Fund’s average daily net assets for the sale and distribution of Fund shares. Distribution fees for the six months ended June 30, 2010 amounted to $56,134. Insurance companies receive such fees from EVD based on the value of shares held by such companies. The insurance companies through which investors hold shares of the Fund may also pay fees to third parties in connection with the sale of variable contracts and for services provided to variable contract owners. The Fund, EVM or EVD are not a party to these arrangements. Investors should consult the prospectus and statement of additional information for their variable contracts for a discussion of these payments. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products.

5   Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan (“Servicing Plan”). The Servicing Plan allows the Trust to enter into shareholder servicing agreements with insurance companies, investment dealers, broker-dealers or other financial intermediaries that provide shareholder services relating to Fund shares and their shareholders, including variable contract owners or plan participants with interests in the Fund. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its shares that are subject to shareholder servicing agreements. No shareholder servicing fees are levied on shares owned by EVM, its affiliates, or their respective employees or clients and may be waived under certain other limited conditions. For the six months ended June 30, 2010, shareholder servicing fees were equivalent to 0.20% per annum of the Fund’s average daily net assets and amounted to $44,571.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $14,146,719 and $10,414,410, respectively, for the six months ended June 30, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund). Transactions in Fund shares were as follows:

	Six Months Ended	Year Ended
	June 30, 2010	December 31,
	(Unaudited)	2009

Sales	682,104	3,652,396
Issued to shareholders electing to receive payments of distributions in Fund shares	1,498	31,453
Redemptions	(304,718)	(226,754)

Net increase	378,884	3,457,095

At June 30, 2010, EVM and a separate account of an insurance company owned 1% and 99%, respectively, of the outstanding shares of the Fund.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$40,021,271

Gross unrealized appreciation	$1,993,394
Gross unrealized depreciation	(1,300,308)

Net unrealized appreciation	$693,086

13

Eaton Vance VT Large-Cap Value Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings for the six months ended June 30, 2010.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$3,876,281	$—		$—	$3,876,281
Consumer Staples	2,287,019	821,986		—	3,109,005
Energy	5,294,031	—		—	5,294,031
Financials	10,430,286	—		—	10,430,286
Health Care	4,643,934	—		—	4,643,934
Industrials	4,635,776	—		—	4,635,776
Information Technology	3,943,038	—		—	3,943,038
Materials	1,576,261	—		—	1,576,261
Telecommunication Services	1,344,470	—		—	1,344,470
Utilities	1,861,275	—		—	1,861,275

Total Common Stocks	$39,892,371	$821,986	*	$—	$40,714,357

Total Investments	$39,892,371	$821,986		$—	$40,714,357

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs.

14

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

15

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance VT Large-Cap Value Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

16

Eaton Vance VT Large-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level. The Board also considered that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

17

Eaton Vance VT Large-Cap Value Fund

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Matthew F. Beaudry
Vice President

John D. Crowley
Vice President

Samuel D. Isaly
Vice President

Stephen J. Kaszynski
Vice President

Michael R. Mach
Vice President

Scott H. Page
Vice President

Craig P. Russ
Vice President

Andrew N. Sveen
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

18

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Investment Adviser and Administrator of Eaton Vance VT Large-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Eaton Vance VT Large-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report is prepared for the general information of contract owners. This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2990-8/10	VTLCVSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Variable Trust

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	August 11, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	August 11, 2010

By:	/s/ Duncan W. Richardson

Duncan W. Richardson
President

Date:	August 11, 2010